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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Bankers Trust New York Corporation hereby constitute and appoint Charles S. Sanford, Jr., Frank N. Newman, George J. Vojta, Melvin A. Yellin, Richard H. Daniel and James T. Byrne, Jr., or any one of them, their true and lawful attorney or attorneys and agent or agents, with the power and authority to sign the names of the undersigned to the Annual Report for the year 1995 of Bankers Trust New York Corporation on Form 10-K pursuant to Section 13 of the Securities and Exchange Act of 1934 and each of the undersigned does hereby ratify and confirm all that said attorney or attorneys and agent or agents or any one of them shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, each of the undersigned has subscribed these presents.

February 20, 1996                             Bankers Trust New York Corporation



                                              By /S/ CHARLES S. SANFORD, JR.
                                                 -------------------------------
                                                     Charles S. Sanford, Jr.
                                                     Chairman of the Board

/s/ CHARLES S. SANFORD, JR.
------------------------------------------
    Charles S. Sanford, Jr.
    Chairman of the Board and Director

/s/ FRANK N. NEWMAN
------------------------------------------
    Frank N. Newman
    President, Chief Executive
    Officer and Director
    (Principal Executive Officer)

/s/ RICHARD H. DANIEL
------------------------------------------
    Richard H. Daniel
    Executive Vice President,
    Chief Financial Officer and Controller
    (Principal Financial Officer)

/s/ GEOFFREY M. FLETCHER
------------------------------------------
    Geoffrey M. Fletcher
    Senior Vice President
    (Principal Accounting Officer)

                        BANKERS TRUST NEW YORK CORPORATION AND SUBSIDIARIES  139
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                                                               February 20, 1996

/s/ GEORGE B. BEITZEL
------------------------------------------
    George B. Beitzel                                                Director

/s/ PHILLIP A. GRIFFITHS
------------------------------------------
    Phillip A. Griffiths                                             Director

/s/ WILLIAM R. HOWELL
------------------------------------------
    William R. Howell                                                Director

/s/ JON M. HUNTSMAN
------------------------------------------
    Jon M. Huntsman                                                  Director

/s/ VERNON E. JORDAN, JR.
------------------------------------------
    Vernon E. Jordan, Jr.                                            Director

/s/ HAMISH MAXWELL
------------------------------------------
    Hamish Maxwell                                                   Director

/s/ DONALD F. McCULLOUGH
------------------------------------------
    Donald F. McCullough                                             Director

/s/ N.J. NICHOLAS JR.
------------------------------------------
    N.J. Nicholas Jr.                                                Director

/s/ RUSSELL E. PALMER
------------------------------------------
    Russell E. Palmer                                                Director

/s/ PATRICIA C. STEWART
------------------------------------------
    Patricia C. Stewart                                              Director

/s/ GEORGE J. VOJTA
------------------------------------------
    George J. Vojta                                                  Director

140  BANKERS TRUST NEW YORK CORPORATION AND SUBSIDIARIES